                                                                    EXHIBIT 99.2


                                                                  EXECUTION COPY





                             TIMET CAPITAL TRUST I

                    6-5/8% Convertible Preferred Securities
               Beneficial Unsecured Convertible Securities (BUCS)
         (Liquidation Amount $50.00 per Convertible Preferred Security)
                     Guaranteed to a Limited Extent by, and
                     Convertible into the Common Stock of,

                          TITANIUM METALS CORPORATION


                             REGISTRATION AGREEMENT


                                                              New York, New York
                                                               November 20, 1996


Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
Morgan Stanley & Co.
  Incorporated
As Representatives of the Initial Purchasers
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048


Ladies and Gentlemen:

                 TIMET Capital Trust I, a Delaware statutory business trust (the "Trust"), and Titanium Metals Corporation, a Delaware corporation (the "Company"), as sponsor of the Trust and as guarantor, propose to issue and sell to certain initial purchasers (the "Initial Purchasers"), for whom you are acting as representatives (the "Representatives"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement") its 6-5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities (BUCS), liquidation amount $50.00 per Convertible Preferred Security (the "Convertible Preferred Securities") (the "Initial Placement"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Trust and the Company agree with you, (i) for your benefit and the benefit of the other Initial Purchasers and (ii) for the benefit of
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the holders (each such holder and each Initial Purchaser a "Holder" and together, the "Holders") from time to time of the Convertible Preferred Securities, the 6-5/8% Convertible Junior Subordinated Debentures Due 2026 (the "Debentures") and the Common Stock, par value $.01 per share (the "Common Stock"), of the Company issuable upon conversion of the Convertible Preferred Securities or the Debentures (collectively, together with the Guarantee of the Company of the Convertible Preferred Securities (the "Securities"), as follows:

                 1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                 "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                 "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Closing Date" has the meaning set forth in the Purchase Agreement.

                 "Commission" means the Securities and Exchange Commission.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                 "Final Memorandum" has the meaning set forth in the Purchase Agreement.

                 "Holder" has the meaning set forth in the preamble hereto.
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                 "Initial Placement" has the meaning set forth in the preamble hereto.

                 "Majority Holders" means the Holders of a majority of the aggregate principal amount of securities registered under a Shelf Registration Statement.

                 "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

                 "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Shelf Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

                 "Securities" has the meaning set forth in the preamble hereto.

                 "Shelf Registration" means a registration effected pursuant to
Section 2 hereof.

                 "Shelf Registration Period" has the meaning set forth in
Section 2(b) hereof.

                 "Shelf Registration Statement" means a "shelf" registration statement of the Trust and the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                 "underwriter" means any underwriter of Securities in
connection with an offering thereof under a Shelf Registration Statement.
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                                                                               4


                 2.  Shelf Registration.

                 (a) The Trust and the Company shall prepare and, not later than 90 days following the Closing Date, shall file with the Commission and thereafter shall use their best efforts to cause to be declared effective under the Act, not later than 180 days following the Closing Date, a Shelf Registration Statement relating to the offer and sale of the Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder is in compliance with Section 3(m) hereof.

                 (b)  The Trust and the Company shall each use its best efforts
(i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of three years from the Closing Date or such shorter period that will terminate upon the earlier of the following: (A) when all the Convertible Preferred Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (B) when all Debentures issued to Holders in respect of Convertible Preferred Securities that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (C) when all shares of Common Stock issued upon conversion of any such Convertible Preferred Securities or any such Debentures that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement and (D) when, in the written opinion of counsel to the Trust and the Company, all outstanding Securities may be sold without registration under the Act (in any case, such period being called the "Shelf Registration Period") and (ii) after the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder to take any action reasonably necessary to register the sale of any Securities of such Holder and to identify such Holder as a selling securityholder. The Trust and the Company shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if either the Trust or the Company voluntarily takes any action that would result in Holders of securities covered thereby not being able to offer and sell such securities during that period, unless (i) such action is required by
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applicable law, or (ii) such action is taken in accordance with Section 2(c)
hereof, and, in either case, so long as the Company promptly thereafter complies with the requirements of Section 3(i) hereof, if applicable.

                 (c) The Trust and the Company may suspend the use of the Prospectus for a period not to exceed 30 days in any three month period or two periods not to exceed an aggregate of 60 days in any 12 month period for bona fide business reasons, including the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events.

                 3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

                 (a) The Trust and the Company shall furnish to you, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose.

                 (b) The Trust and the Company shall take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.
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                 (c)  (1) The Trust and the Company shall advise you and the
         Holders and, if requested by you or any such Holder, confirm such advice in writing:

                      (i) when a Shelf Registration Statement and any
                 amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                      (ii) of any request by the Commission for amendments
                 or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                 (2) The Trust and the Company shall advise you and the Holders and, if requested by you or any such Holder, confirm such advice in writing:

                      (i) of the issuance by the Commission of any stop
                 order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                     (ii) of the receipt by the Trust or the Company of
                 any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (iii) of the suspension of the use of the Prospectus
                 pursuant to Section 2(c) hereof or of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                 (d) The Trust and the Company shall use their best efforts to obtain the withdrawal of any order
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         suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

                 (e) The Trust and the Company shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto (including any reports or other documents incorporated therein by reference), including financial statements and schedules, and, if the Holder so requests in writing, any exhibits so requested (including those incorporated by reference).

                 (f) The Trust and the Company shall, during the Shelf Registration Period, deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Trust and the Company consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

                 (g) Prior to any offering of securities pursuant to any Shelf Registration Statement, the Trust and the Company shall register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by such Shelf Registration Statement; provided, however, that neither the Trust nor the Company will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.
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                 (h)  Unless the applicable Securities shall be in book-entry only form, the Trust and the Company shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders may request prior to sales of securities pursuant to such Shelf Registration Statement.

                 (i) Upon the occurrence of any event contemplated by paragraph (c)(2)(iii) above, the Trust and the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Trust or the Company notifies the Holders of the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

                 (j) The Trust and the Company shall use their best efforts to cause the Depository Trust Company ("DTC") on the first business day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to the Securities any designation indicating that the Securities are "restricted securities", which efforts shall include delivery to DTC of a letter executed by the Trust and the Company substantially in the form of Exhibit A hereto and (ii) any other stop or restriction on DTC's system with respect to the Securities. In the event the Trust and the Company are unable to cause DTC to take the actions described in the immediately preceding sentence, the Company shall take such actions as Salomon Brothers Inc may reasonably request to provide, as soon as practicable, a CUSIP number for the Securities registered under such Shelf Registration Statement and to cause such CUSIP number to be assigned to the Securities (or to the maximum aggregate
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         principal amount of the Securities to which such number may be assigned).  Upon compliance with the foregoing requirements of this
         Section 3(j), the Trust and the Company shall provide the Trustee with printed certificates for such Securities, in a form eligible for deposit with DTC.

                 (k) The Trust and the Company shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

                 (l) The Trust and the Company shall use their best efforts to cause the Indenture, the Declaration and the Guarantee to be qualified under the Trust Indenture Act in a timely manner.

                 (m) The Trust and the Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Trust and the Company such information regarding the Holder and the distribution of such securities as the Trust and the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement and the Trust and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                 (n) The Trust and the Company shall, if requested, use their best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders or, if the Securities, Debentures
         or Common Stock are being sold in an underwritten offering, as the Managing Underwriters and the Majority Holders reasonably agree should be included therein and provide to the Trust and the Company in writing for inclusion in the Shelf Registration Statement or
         Prospectus, and (ii) such information as a Holder may provide from time to time to the Trust and the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such
         Holder and the distribution of such Holder's Securities, Debentures and Common Stock and,
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                                                                              10


         in either case, shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                 (o) The Trust and the Company shall enter into such customary agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 5 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5.

                 (p) The Trust and the Company shall (i) make reasonably available for inspection by the Holders of securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Trust and the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Trust and the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of
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         such Holders and other parties; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Trust and the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in the Company's underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such counsel shall include, without limitation, as of the date of the opinions and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement by such counsel regarding the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading);
         (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Trust and the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings by the Company; and
         (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Trust and the
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         Company.  The foregoing actions set forth in clauses (iii), (iv), (v)
         and (vi) of this Section 3(p) shall be performed at (A) the effectiveness of such Shelf Registration Statement and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                 (q) The Trust and the Company will use their best efforts to cause the Common Stock relating to such Shelf Registration Statement to be listed on each securities exchange, if any, and quoted on each automatic quotation system, if any, on which any shares of Common Stock are then listed or quoted.

                 (r) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Trust and the Company will assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
         Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

                 (s) The Trust and the Company shall use their best efforts to take all other steps necessary to effect the registration, offering and sale of the securities covered by the Shelf Registration Statement contemplated hereby.

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                 (t)  So long as any of the Securities are "restricted
         securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Trust and the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                 4. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of the Trust's and its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith.

                 5. Indemnification and Contribution. (a) In connection with any Shelf Registration Statement, the Trust and the Company, jointly and severally, agree to indemnify and hold harmless each Holder of securities covered thereby (including each Initial Purchaser), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Trust and the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Trust and the Company by or on behalf of any such Holder specifically for inclusion therein and (ii) such indemnity with respect to any untrue statement or omission in any preliminary prospectus relating to a Shelf Registration Statement shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage or liability purchased the Securities that are the subject thereof, to the extent that any such loss, claim, damage or liability of such Holder occurs under the circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment or the parties shall have agreed that (w) the Trust and the Company had previously furnished copies of the final prospectus to such Holder, (x) delivery of the final prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary prospectus was completely corrected in the final prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus. This indemnity agreement will be in addition to any liability which the Trust and the Company may otherwise have.

                 The Trust and the Company, jointly and severally, also agree to indemnify or contribute to Losses (as defined below) of, as provided in
Section 5(d), any underwriters of securities registered under a Shelf Registration Statement, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 5(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(o) hereof.

                 (b) Each Holder of securities covered by a Shelf Registration Statement (including each Initial Purchaser) severally agrees to indemnify and hold harmless (i) the Trust and the Company, (ii) each of the Company's directors, (iii) each of the Company's officers who signs such Shelf

Registration Statement and (iv) each person who controls the Trust or the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Trust and the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Trust and the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                 (c)  Promptly after receipt by an indemnified party under this
Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (and, in addition, one local counsel in any relevant jurisdiction for an indemnified party), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
(iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the indemnified parties (not to be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                 (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall the Initial Purchasers be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, as set forth on the cover page of the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Trust and the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Trust or the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                 (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Trust or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of securities covered by a Shelf Registration Statement.

                 6.  Miscellaneous.

                 (a) No Conflicting Agreements. The Trust and the Company have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to their securities or otherwise that conflicts with the provisions hereof; provided, however, that the foregoing shall not prevent Company from allowing beneficiaries of registration rights in existence on the date hereof with respect to the Common Stock to utilize any Shelf Registration Statement filed hereunder on such customary and reasonable terms as counsel for the Company shall determine.

                 (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust and the Company have obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Securities; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Trust and the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of securities being sold rather than registered under such Shelf Registration Statement.

                 (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                          (1) if to a Holder, at the most current address given
                 by such holder to the Company in accordance with the provisions of this Section 6(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar, with a copy in like manner to Salomon Brothers Inc;

                          (2) if to you, initially at the respective addresses
                 set forth in the Purchase Agreement; and

                          (3) if to the Trust or the Company, initially at its
                 address set forth in the Purchase Agreement.

                 All such notices and communications shall be deemed to have been duly given when received.

                 The Initial Purchasers, the Trust or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                 (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Trust or the Company thereto, subsequent Holders of Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                 (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (g) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State.

                 (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                 (i) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Trust or the Company or their respective Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                 Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Company and you.


                              Very truly yours,

                              TIMET CAPITAL TRUST I


                              By:
                                 ------------------------
                                 Name:
                                 Title:


                              TITANIUM METALS CORPORATION,


                              By:
                                 ------------------------
                                 Name:
                                 Title:


Accepted in New York, New York

November 20, 1996


Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
Morgan Stanley & Co.
  Incorporated

By:  SALOMON BROTHERS INC,


     By
       -------------------------
       Name:
       Title:

For themselves and the other
Initial Purchasers named in
the Purchase Agreement.

                                                                       EXHIBIT A


                   FORM OF LETTER TO BE PROVIDED BY ISSUER TO
                          THE DEPOSITORY TRUST COMPANY

                             TIMET Capital Trust I
                          Titanium Metals Corporation
                           1999 Broadway, Suite 4300
                                Denver, CO 80202


The Depository Trust Company
7 Hanover Square, 23rd Floor
New York, NY 10004

                 Re: 6-5/8% Convertible Preferred Securities (the "Securities") of TIMET Capital Trust I, guaranteed to a limited extent and convertible into the common stock of Titanium Metals Corporation

Ladies and Gentlemen:

                 Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with regard to all of the Securities referenced above. Accordingly, there is no long any restriction as to whom such Securities may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

                 As always, please do not hesitate to call if we can be of further assistance.


                              TIMET Capital Trust I


                              by:
                                  -------------------------
                                  Authorized Officer

                              Titanium Metals Corporation


                              by:
                                  -------------------------
                                  Authorized Officer